UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2017

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 20, 2017, IRIDEX Corporation, a Delaware corporation (the “Company”), entered into an agreement (the “Amendment Agreement”) to amend that certain Securities Purchase Agreement (the “Purchase Agreement”), dated August 31, 2007, by and among the Company and BlueLine Capital Partners, LP (“BlueLine I”), BlueLine Capital Partners II, LP (“BlueLine II”), and BlueLine Capital Partners III, LP (“BlueLine III” and, collectively with BlueLine I and BlueLine II, “BlueLine”).

Pursuant to the Amendment Agreement, BlueLine waived its right under the Purchase Agreement to designate a nominee for nomination to the Company’s board of directors (the “Board”) and any committees thereof at any time prior to March 31, 2018. BlueLine’s right to designate a nominee for nomination to the Company’s Board and any committees thereof will terminate in the event that BlueLine and its affiliates no longer hold at least five percent (5%) of the number of shares of common stock of the Company issued and outstanding as of March 31, 2018.

The foregoing description of the Amendment Agreement is qualified in its entirety by reference to the full text of the Amendment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On April 21, 2017, Scott A Shuda resigned from the Company’s Board, the Compensation Committee of the Board and the Nominating and Governance Committee of the Board, in each case effective as of April 21, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to the Securities Purchase Agreement, dated as of April 20, 2017, between the Company and BlueLine Capital Partners, LP, BlueLine Capital Partners II, LP, and BlueLine Capital Partners III, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ Atabak Mokari
Atabak Mokari Chief Financial Officer and Vice President of Corporate Development

Date: April 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Securities Purchase Agreement, dated as of April 20, 2017, between the Company and BlueLine Capital Partners, LP, BlueLine Capital Partners II, LP, and BlueLine Capital Partners III, LP.